February 19, 1999




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:  National Discount Brokers Group, Inc.:  Form 8-K

Dear Sir/Madam:

         On behalf of National Discount Brokers Group, Inc. (the "Company"), enclosed for filing is a copy of the Company's Current Report on Form 8-K, including exhibits thereto.

         If you have any questions or comments regarding this filing, please call me at (201) 946-2200.

                                                     Very truly yours,

                                                     \s\Denise Isaac
                                                     -------------------
                                                     Denise Isaac
                                                     Chief Financial Officer

Enclosures

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 12, 1999

                      NATIONAL DISCOUNT BROKERS GROUP, INC.
               (Exact name of Registrant as specified in Charter)


   Delaware                          1-9480                       22-2394480
   (State or other jurisdiction     (Commission                   (IRS Employer
    of incorporation)               File Number)                  Identification
                                                                  Number)



    10 Exchange Place Centre, 15th Floor, Jersey City, New Jersey 07302-3913
               (Address of principal executive office)            (Zip Code)

       Registrant's telephone number including area code: (201) 946-2200
                                 --------------


                                 Not Applicable
         (Former name and former address, as changed since last report)

Item 4.         Changes in Registrant's Certifying Accountant


(a) On February 12, 1999, KPMG Peat Marwick LLP (the "Former Accountants"), who was engaged as the accountant to audit the financial statements of National Discount Brokers Group, Inc. (the "Company") resigned by mutual agreement with the Company. The Former Accountants' report on the Company's financial statements for the years ended May 31, 1997 and May 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was the Former Accountants' opinion qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and up to the date of resignation, there were no disagreements between the Company and the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(b) On February 19, 1999, the Company engaged a new independent accountant, PricewaterhouseCoopers LLP (the "New Accountants"), to audit the Company's financial statements. The decision to change accounting firms was made by the Board of Directors based upon the recommendation of the Audit Committee.

(c) The New Accountants were not consulted by the Company as to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements during the last two fiscal years.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits



         (c)      Exhibits

                       Exhibit No.                  Description

                       16              Former Accountants' Letter of Resignation




                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           National Discount Brokers Group, Inc.
                                           Registrant


Dated:  February 19, 1999               By:
                                            ----------------------------------
                                            Name:  Arthur Kontos
                                            Title:  President and Chief
                                                    Executive Officer

KPMG                                                                  EXHIBIT 16
757 Third Avenue
New York, NY 10017


                                                               February 12, 1999


REVISED COPY


STRICTLY PRIVATE & CONFIDENTIAL

Mr. Arthur Kontos
Chief Executive Officer
National Discount Brokers Group, Inc.
10 Exchange Place
Jersey City, NJ 07302


Dear Mr. Kontos:

This is to confirm that the client-auditor relationship between National Discount Brokers Group, Inc. and KPMG LLP has ceased.

Very truly yours,



KPMG LLP


Cc:      Office of the Chief Accountant
         Securities and Exchange Commission
         SECPS Letter Files
         Mail Stop 9-5
         450 Fifth Street, N.W.
         Washington, D.C. 20549

         Robert Arning - KPMG LLP
         Steve Galotta - KPMG LLP
         Paul Wirth - KPMG LLP